Exhibit 10.34
Form of Class P Unit Award Agreement

CLASS P UNIT GRANT NOTICE
UNDER THE
ZOOMINFO TECHNOLOGIES INC.
2020 OMNIBUS INCENTIVE PLAN
ZoomInfo Technologies Inc. (the “Company”), pursuant to its 2020 Omnibus Incentive Plan, as it may be amended and restated from time to time (the “Plan”), hereby grants to the Participant set forth below the number of Class P Units of ZoomInfo OpCo (the “Units”) set forth below. The Units are deemed to be OpCo Units under the Plan and vested Units may potentially be exchanged for shares of Common Stock pursuant to Article XII of the OpCo LLC Agreement. The Units are subject to all of the terms and conditions as set forth herein, in the Class P Unit Agreement (attached hereto or previously provided to the Participant in connection with a prior grant), the OpCo LLC Agreement and in the Plan, all of which are incorporated herein in their entirety. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan or the OpCo LLC Agreement, as applicable.

Participant:	[First Name] [Last Name]

Date of Grant:	[__]

Vesting Commencement Date:	[__]

Distribution Threshold:	$[__]

Number of

Units:	[Insert Number of Units Granted]

Vesting Schedule:
Subject to the Participant’s continued service with the Service Recipient on each applicable vesting date, the Units shall vest as follows: [insert vesting schedule]

If a Change in Control occurs and during the 12 month period following such Change in Control, the Participant’s service is terminated by the Service Recipient without Cause or due to the Participant’s resignation for Good Reason (as defined below), all unvested Units shall become fully vested upon the date of the Participant’s Termination.

“Good Reason” shall have the meaning given to such term in any employment or consulting agreement between the Participant and the Service Recipient in effect at the time of the Participant’s Termination. In the absence of any such employment or consulting agreement or the absence of any definition of “Good Reason” contained therein, “Good

2

Reason” means the occurrence of one or more of the following events arising without the express written consent of the Participant, but only if the Participant notifies the Service Recipient in writing of the event within 60 days following the occurrence of the event, the event remains uncured after the expiration of 30 days from receipt of such notice, and the Participant resigns effective no later than 30 days following the Service Recipient’s failure to cure the event: (i) a material diminution in the Participant’s base salary or target bonus opportunity, (ii) a material diminution in the Participant’s authority, duties or responsibilities, (iii) a material change in geographic location at which the Participant performs services, or (iv) any material breach by the Company of the Class P Unit Agreement.

*          *          *

ZOOMINFO TECHNOLOGIES INC.

By:
Title:

THE UNDERSIGNED PARTICIPANT ACKNOWLEDGES RECEIPT OF THIS CLASS P UNIT GRANT NOTICE, THE CLASS P UNIT AGREEMENT AND THE PLAN, AND, AS AN EXPRESS CONDITION TO THE GRANT OF UNITS HEREUNDER, AGREES TO BE BOUND BY THE TERMS OF THIS CLASS P UNIT GRANT NOTICE, THE CLASS P UNIT AGREEMENT, THE OPCO LLC AGREEMENT AND THE PLAN.

PARTICIPANT[1]

1To the extent that the Company has established, either itself or through a third-party plan administrator, the ability to accept this award electronically, such acceptance shall constitute the Participant's signature hereto.

CLASS P UNIT AGREEMENT
UNDER THE
ZOOMINFO TECHNOLOGIES INC.
2020 OMNIBUS INCENTIVE PLAN
Pursuant to the Class P Unit Grant Notice (the “Grant Notice”) delivered to the Participant (as defined in the Grant Notice), and subject to the terms of this Class P Unit Agreement (this “Unit Agreement”) and the ZoomInfo Technologies Inc. 2020 Omnibus Incentive Plan, as it may be amended and restated from time to time (the “Plan”), ZoomInfo Technologies Inc. (the “Company”) and the Participant agree as follows. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan.
1.LLC Agreement. Each of the Participant and the Company agrees that the Units issued to the Participant hereunder have been issued in connection with, and as a part of, the compensation and incentive arrangements between the Company and the Participant and pursuant to the terms and conditions of this Unit Agreement, the Plan, and the OpCo LLC Agreement, a copy of which is attached hereto as Exhibit A. The Participant’s execution of the Grant Notice shall be deemed to constitute the Participant’s agreement to be bound by the terms and conditions contained in the OpCo LLC Agreement with respect to the Units granted hereunder.
2.Grant of Units. Subject to the terms and conditions set forth herein and in the Plan, the Company hereby grants to the Participant the number of Units provided in the Grant Notice (with each Unit deemed to be an OpCo Unit under the Plan). The Units shall have the Distribution Threshold set forth in the Grant Notice. The Company may make one or more additional grants of Units to the Participant under this Unit Agreement by providing the Participant with a new Grant Notice, which may also include any terms and conditions differing from this Unit Agreement to the extent provided therein. The Company reserves all rights with respect to the granting of additional Units hereunder and makes no implied promise to grant additional Units.
3.Vesting. Subject to the conditions contained herein and in the Plan, the Units shall vest as provided in the Grant Notice.
4.Exchange of Units for Shares of Common Stock. Each Unit, if vested, may be exchangeable for a share of Common Stock pursuant to Article XII of the OpCo LLC Agreement.
5.Treatment of Units Upon Termination. Any portion of the Units granted hereunder that have not vested prior to the Participant’s Termination for any reason will expire on the date of such Termination.
6.Prior Agreements; Restrictive Covenants. The Participant shall execute and return to the Company a copy of the Restrictive Covenant Agreement attached hereto as Exhibit B.
7. 83(b) Election. Within 30 days after the date the Units are issued to the Participant, if the Participant is subject to United States federal income tax, the Participant will make an effective election (in the form of Exhibit C attached hereto) with the Internal Revenue Service under Section 83(b) of the Code relative to the Units issued pursuant to this Unit Agreement.

8.Spousal Consent. If the Participant is married on the Date of Grant, the issuance of Units hereunder is conditional upon, and will be effective only after, the Participant’s spouse has duly executed and delivered to the Company a spousal consent in the form attached hereto as Exhibit D, with an effective date as of the date of this Unit Agreement.
9.Company; Participant.
(a)The term “Company” as used in this Unit Agreement with reference to employment shall include the Company and its Subsidiaries.
(b)Whenever the word “Participant” is used in any provision of this Unit Agreement under circumstances where the provision should logically be construed to apply to the executors, the administrators, or the person or persons to whom the Units may be transferred in accordance with Section 14(b) of the Plan, the word “Participant” shall be deemed to include such person or persons.
10.Non-Transferability. The Units are not transferable by the Participant except to Permitted Transferees in accordance with Section 14(b) of the Plan. Except as otherwise provided herein, no assignment or transfer of the Units, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the Units shall terminate and become of no further effect.
11.Rights as Shareholder. The Participant or a Permitted Transferee of the Units shall have no rights as a shareholder with respect to any share of Common Stock underlying a Unit unless and until the Participant shall have become the holder of record or the beneficial owner of such share of Common Stock, and no adjustment shall be made for dividends or distributions or other rights in respect of such share of Common Stock for which the record date is prior to the date upon which the Participant shall become the holder of record or the beneficial owner thereof. The Participant’s rights as a Unitholder shall be as set forth under the OpCo LLC Agreement.
12.Tax Withholding. The provisions of Section 14(d) of the Plan are incorporated herein by reference and made a part hereof.
13.Notice. Every notice or other communication relating to this Unit Agreement between the Company and the Participant shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by such party in a notice mailed or delivered to the other party as herein provided; provided, that, unless and until some other address be so designated, all notices or communications by the Participant to the Company shall be mailed or delivered to the Company at its principal executive office, to the attention of the Company’s General Counsel or its designee, and all notices or communications by the Company to the Participant may be given to the Participant personally or may be mailed to the Participant at the Participant’s last known address, as reflected in the Company’s records. Notwithstanding the above, all notices and communications between the Participant and any third-party plan administrator shall be mailed, delivered, transmitted or sent in accordance with the procedures established by such third-party plan administrator and communicated to the Participant from time to time.
14.No Right to Continued Service. This Unit Agreement does not confer upon the Participant any right to continue as an employee or other service provider to the Company.
15.Binding Effect. This Unit Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.
16.Waiver and Amendments. Except as otherwise set forth in Section 13 of the Plan, any waiver, alteration, amendment or modification of any of the terms of this Unit Agreement shall be valid only if made in writing and signed by the parties hereto; provided, that any such waiver, alteration, amendment or modification is consented to on the Company’s behalf by the Committee. No waiver by either of the parties hereto of their rights hereunder shall be deemed to constitute a waiver with respect to any subsequent occurrences or transactions hereunder unless such waiver specifically states that it is to be construed as a continuing waiver.
17.Clawback/Forfeiture. Notwithstanding anything to the contrary contained herein or in the Plan, if the Participant has engaged in or engages in any Detrimental Activity, then the Committee may, in its sole discretion, take actions permitted under the Plan, including: (a) canceling the Units, or (b) requiring that the Participant forfeit any gain realized on the disposition of any shares of Common Stock received in the exchange of any Units, and repay such gain to the Company. In addition, if the Participant receives any amount in excess of what the Participant should have received under the terms of this Unit Agreement for any reason (including without limitation by reason of a financial restatement, mistake in calculations or other administrative error), then the Participant shall be required to repay any such excess amount to the Company. Without limiting the foregoing, all Units shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with applicable law.
18.Governing Law. This Unit Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Notwithstanding anything contained in this Unit Agreement, the Grant Notice or the Plan to the contrary, if any suit or claim is instituted by the Participant or the Company relating to this Unit Agreement, the Grant Notice or the Plan, the Participant hereby submits to the exclusive jurisdiction of and venue in the courts of Delaware.
19.Plan; OpCo LLC Agreement. The terms and provisions of the Plan and the OpCo LLC Agreement are incorporated herein by reference. In the event of a conflict or inconsistency between the terms and provisions of such documents, the Plan and the OpCo LLC Agreement, as applicable, shall govern and control.
20.Section 409A. It is intended that the Units granted hereunder shall be exempt from Section 409A of the Code, as set forth in the regulations or other guidance published by the Internal Revenue Service thereunder.

21.Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Participant’s participation in the Plan, on the Units and on any shares of Common Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
22.Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.
23.Entire Agreement. This Unit Agreement, the Grant Notice, the OpCo LLC Agreement and the Plan constitute the entire agreement of the parties hereto in respect of the subject matter contained herein and supersede all prior agreements and understandings of the parties, oral and written, with respect to such subject matter.
24.Participant Representations. In connection with the issuance of the Units hereunder, the Participant represents and warrants to the Company that:
(a)The Units to be acquired by the Participant pursuant to this Unit Agreement will be acquired for the Participant’s own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any other applicable federal, state or foreign securities laws, and such Units will not be disposed of in contravention of the Securities Act or any applicable federal, state or foreign securities laws.
(b)The Participant is a manager, director, officer or other key employee or consultant of the Company or one of its Subsidiaries, is sophisticated in financial matters and is able to evaluate the risks and benefits of the ownership of the Units.
(c)The Participant is able to bear the economic risk of the ownership of the Units for an indefinite period of time because such securities cannot be sold unless registered under the Securities Act or an exemption from such registration is available.
(d)The Participant has had an opportunity to ask questions and receive answers concerning the terms of the Units and has had full access to such other information concerning the Company and its Subsidiaries as the Participant has requested. The Participant hereby acknowledges and represents that the Participant has consulted with (or has had an opportunity to consult with) independent legal counsel regarding the Particiapnt’s rights and obligations under this Unit Agreement (including, without limitation, the OpCo LLC Agreement) and that the Participant fully understands the terms and conditions contained herein and therein.

Exhibit A
ZOOMINFO HOLDINGS LLC
FIFTH AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

Exhibit B
RESTRICTIVE COVENANT AGREEMENT

Exhibit C
FORM OF SECTION 83(B) ELECTION
ELECTION PURSUANT TO SECTION 83(B) OF THE
INTERNAL REVENUE CODE
The undersigned hereby elects pursuant to §83(b) of the Internal Revenue Code of 1986, as amended, to include in gross income as compensation for services the excess (if any) of the fair market value of the units described below over the amount paid for those units.

1.	The name, taxpayer identification number, address of the undersigned, and the taxable year for which this election is being made are:
Taxpayer’s Name: ______________________
Taxpayer’s Social Security Number: ______________________
Address: ______________________
Taxable Year: Calendar Year [20__]

2.	The property which is the subject of this election is ______ Class P Units (the “Units”) of ZoomInfo Holdings LLC (the “Company”).

3.	The property was transferred to the undersigned on ___________________.

4.
The property is subject to the following restrictions: The Units are subject to restrictions on transfer and risk of forfeiture upon termination of the undersigned’s service relationship and in certain other events.

5.
The fair market value of the property at time of transfer (determined without regard to any restrictions other than nonlapse restrictions as defined in §1.83-3(h) of the Income Tax Regulations) is $0.00 per Unit x [____] Units = $0.00.

6.	For the property transferred, the undersigned paid $0.00 per Unit x [____] Units = $0.00.

7.	The amount to include in gross income is $0.00.
The undersigned taxpayer will file this election with the Internal Revenue Service Office with which the taxpayer files his or her annual income tax return not later than 30 days after the date of transfer of the property. A copy of the election will also be furnished to the person for whom the services were performed. The undersigned is the person performing services in connection with which the property was transferred.

Dated:	, 2020

Exhibit D
FORM OF SPOUSAL CONSENT

SPOUSAL CONSENT
I, the undersigned spouse hereby acknowledge that I have read the following agreements to which my spouse is a party and that I understand their contents:
ZoomInfo Holdings LLC Fifth Amended and Restated Limited Liability Company Agreement,
ZoomInfo Technologies Inc. 2020 Omnibus Incentive Plan, and
Class P Unit Agreement,
I am aware that such agreements governing the issuance of Class P Units (the “Units”) of ZoomInfo Holdings LLC (the “Company”) to my spouse provide for the repurchase of my spouse’s Units under certain circumstances and impose other restrictions on such Units. I agree that my spouse’s interest in such Units is subject to the agreements referred to above and the other agreements referred to therein and any interest I may have in such Units shall be irrevocably bound by these agreements and the other agreements referred to therein and further that my community property interest (if any) shall be similarly bound by these agreements.
I irrevocably constitute and appoint [________] (the “Unitholder”) as my true and lawful attorney and proxy in my name, place and stead to sign, make, execute, acknowledge, deliver, file and record all documents which may be required, and to manage, vote, act and make all decisions with respect to (whether necessary, incidental, convenient or otherwise), any and all Units of the Company in which I now have or hereafter acquire any interest and in any and all Units of the Company now or hereafter held of record by the Unitholder (including but not limited to, the right, without my further signature, consent or knowledge, to exercise amendments and modifications of, and to terminate, the foregoing agreements and to dispose of any and all such Units), with all powers I would possess if personally present, it being expressly understood and intended by me that the foregoing power of attorney and proxy is coupled with an interest; and this power of attorney is a durable power of attorney and will not be affected by disability, incapacity or death of the Unitholder or dissolution of marriage and this proxy will not terminate without the consent of the Unitholder and the Company.

Unitholder:	Spouse of Unitholder:

Signature	Signature

Printed Name	Printed Name

Dated	Dated

SUBSCRIBED AND SWORN to
before me this _______ day
of ________, 20__

My Commission Expires

Notary Public